SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   Form 8-K-A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 27, 2000


                            MAXX INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


            Utah                        000-26971                87-0284871
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


      c/o Solomon Broadcasting International, Inc.
           130 El Camino Drive, Beverly Hills                    90212
        (Address of principal executive offices)               (Zip Code)


Registrant's Telephone Number: (516) 827-5500


                     Area Investment and Development Company
         (Former name or former address, if changed since last report.)

     This form 8-K-A (Amendment No. 1) amends the Registrant's Current Report on Form 8-K dated March 27, 2000 and filed on April 11, 2000.


Item 2. Acquisition or Disposition of Assets.

     Item 2 is incorporated herein by reference to the Registrant's Current Report on Form 8-K dated March 27, 2000 and filed on April 11, 2000.


Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired.

     Audited financial statements of Pure Vision Internet, Inc. for the years ended December 31, 1999 and 1998.

     (b)  Pro Forma Financial Information.

     Pro forma balance sheet of the Registrant (formally known as Area Investment and Development Company) as of December 31, 1999, pro forma statement of operations for the year ended December 31, 1999 and pro forma statement of operations for the three months ended March 31, 2000 giving effect to the pro forma adjustments related to the acquisition of assets from Maxx International, Inc. (a Nevada corporation) and the acquisition of Pure Vision Internet, Inc.

     (c)  Exhibits.

       Exhibit No.               Document
       -----------               --------

          (2.1) Stock Purchase Agreement Dated February 2000, by and between the Company and Holders of 100% of the Outstanding Shares of Pure Vision Internet, Inc. Common Stock (incorporated by reference from the Annual Report on Form 10-KSB filed with the Securities and Exchange Commission under File No. 000-26971)

          (23)      Consent of Jim Clouse, CPA

          (99.1) Press Release dated February 16, 2000 (incorporated by reference to the Registrant's Current Report on Form 8-K dated March 27, 2000 and filed on April 11, 2000 with the Securities and Exchange Commission)

                           PURE VISION INTERNET, INC.
                          INDEPENDENT AUDITOR'S REPORT
                  FOR THE YEARS ENDING DECEMBER 31, 1999 & 1998

                           PURE VISION INTERNET, INC.


                                TABLE OF CONTENTS


INDEPENDENT AUDITOR'S REPORT .............................................   3

FINANCIAL STATEMENTS

         BALANCE SHEET ...................................................   4

         STATEMENT OF INCOME AND RETAINED EARNINGS .......................   5

         STATEMENT OF CASH FLOWS .........................................   6

         NOTES TO FINANCIAL STATEMENTS ...................................  7-8

                                 Jim Clouse, CPA
                             4665 Bowling Green Road
                               Franklin, KY 42134
                                (270) 586 - 0224



                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
Pure Vision Internet, Inc.
San Clemente, CA


We have audited the accompanying balance sheets of Pure Vision Internet, Inc. (a corporation) as of December 31, 1999 and 1998, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Pure Vision Internet, Inc. as of December 31, 1999 and 1998, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.

As discussed in Note 8 to the financial statements, the Company was acquired by Maxx International, Inc., a publicly held company. The purchase was consummated on March 27, 2000.

/s/ Jim Clouse, CPA

Jim Clouse, CPA
June 1, 2000

                           PURE VISION INTERNET, INC.
                                  BALANCE SHEET
                           DECEMBER 31, 1999 AND 1998


                                                            1999         1998
                                                          --------     --------
ASSETS
Current Assets
  Cash & cash equivalents                                 $   --       $    926
  Accounts receivable                                        2,166        9,327
                                                          --------     --------
Total Current Assets                                         2,166       10,253
                                                          --------     --------
Fixed Assets
  Property and equipment, net                                6,678       10,081
                                                          --------     --------
Other Assets
  Organization cost, net                                       466          777
                                                          --------     --------
TOTAL ASSETS                                              $  9,310     $ 21,111
                                                          ========     ========
LIABILITIES & STOCKHOLDER'S EQUITY
Liabilities
Current Liabilities
  Accounts payable - overdraft                            $  1,327     $   --
  Accounts payable                                           8,830        2,528
  Income taxes payable                                         800          800
  Note payable - current                                     5,286         --
                                                          --------     --------
  Total Current Liabilities                                 16,243        3,328
                                                          --------     --------
Long Term Liabilities
  Due to stockholder                                        57,015       55,005
                                                          --------     --------
Total Liabilities                                           73,258       58,333
                                                          --------     --------
Stockholder's Equity
  Common Stock 3,000 shares issued and outstanding           3,000        3,000
  Retained earnings                                        (66,948)     (40,222)
                                                          --------     --------
  Total Stockholder's Equity                               (63,948)     (37,222)
                                                          --------     --------
TOTAL LIABILITIES & EQUITY                                $  9,310     $ 21,111
                                                          ========     ========


The accompanying notes are an intergral part of these financial statements.

                           PURE VISION INTERNET, INC.
                   STATEMENT OF INCOME AND RETAINED EARNINGS
                 FOR THE YEARS ENDING DECEMBER 31, 1999 AND 1998


                                                         1999            1998
                                                      ---------       ---------
Income
  Services                                            $ 130,937       $  89,852

Expenses
  Advertising                                             5,303           1,000
  Automobile expense                                      1,538           3,611
  Bad debt expense                                        3,610            --
  Bandwith                                               22,219          11,714
  Bank service charges                                    2,019           1,917
  Depreciation expense                                    6,251           4,767
  Amortization expense                                      311             311
  Dues and subscriptions                                  1,200            --
  Employee benefits                                       3,375             425
  Equipment rental                                        1,272            --
  Insurance                                              11,319           6,927
  Interest expense                                          505            --
  Taxes and licenses                                      2,416           1,107
  Miscellaneous                                             483           1,796
  Office expenses                                         1,742           1,179
  Outside services                                       49,417          46,229
  Professional fees                                       4,773           1,736
  Rent                                                   10,207           5,037
  Repairs                                                 5,475           3,559
  Seminars and training                                   1,500             846
  Travel and entertainment                               14,115           3,496
  Utilities                                               7,813           9,267
                                                      ---------       ---------
Total Expense                                           156,863         104,924
                                                      ---------       ---------
Net income (loss) before income taxes                   (25,926)        (15,072)
                                                      ---------       ---------
  Income tax expense                                        800             800
                                                      ---------       ---------
Net income (loss) after income taxes .                  (26,726)        (15,872)
                                                      ---------       ---------
Retained earnings at beginning of year                  (40,222)        (24,350)
                                                      ---------       ---------
Retained earnings at end of year                      $ (66,948)      $ (40,222)
                                                      =========       =========


The accompanying notes are an intergral part of these financial statements.

                           PURE VISION INTERNET, INC.
                   STATEMENT OF INCOME AND RETAINED EARNINGS
                 FOR THE YEARS ENDING DECEMBER 31, 1999 AND 1998


                                                             1999        1998
                                                           --------    --------
Cash Flows from Operating Activities:
Net Loss                                                   $(26,726)   $(15,872)
Adjustments to reconcile Net Loss
to net cash provided by operations:
  Depreciation expense                                        6,251       4,767
  Amortization expense                                          311         311
  Decrease/(Increase) in Accounts receivable                  7,161      (9,327)
  Increase/(Decrease) in Accounts payable                     6,302      (2,528)
  Increase/(Decrease) in Acccounts payable - overdraft        1,327        --
                                                           --------    --------
Net cash provided by Operating Activities                    (5,374)    (22,649)
                                                           --------    --------
Cash Flows from Investing Activities:
  Purchase of computer equipment                             (2,848)     (7,082)
                                                           --------    --------
Net cash provided by Investing Activities                    (2,848)     (7,082)
                                                           --------    --------
Cash Flows from Financing Activities:
  Proceeds from borrowing                                     5,286        --
  Loans from stockholder                                      2,010      32,827
                                                           --------    --------
Net cash provided by Financing Activities                     7,296      32,827
                                                           --------    --------
Net cash increase (decrease) for period                        (926)      3,096
                                                           --------    --------
Cash and Cash Equivalents, Beginning of Year                    926      (2,170)
                                                           --------    --------
Cash and Cash Equivalents, End of Year                     $   --      $    926
                                                           ========    ========


Supplemental Information:
Interest paid                                              $    505    $   --
Income taxes paid                                               800         800


The accompanying notes are an intergral part of these financial statements

                           PURE VISION INTERNET, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                 For The Years Ended December 31, 1999 and 1998


Note 1:  Nature of Organization

Pure Vision Internet, Inc. (The Company) was organized on July 1, 1996 to provide web hosting, web development, and audio and video encoding. The Company's services are provided through their single office located in San Clemente, California. The Company grants credit to customers. Consequently, the Company's ability to collect the amounts due from customers is affected by economic fluctuations in the web hosting and development industry.

Note 2: Significant Accounting Policies

Revenues and Expenses. The Company's primary source of revenue is from web hosting and web development. All revenues are recognized in the period earned and expenses are recorded when incurred in accordance with the accrual basis of accounting.

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents. Cash and cash equivalents consist of cash held in checking and savings accounts. At year-end and throughout the year, The Company's cash balances were deposited in one bank account. Management believes The Company is not exposed to any significant credit risk on cash and cash equivalents.

Property, Plant and Equipment. Property, plant, and equipment acquisitions are recorded at cost. Depreciation is provided over the estimated useful lives of the assets and computed on the straight-line basis.

Organization Costs. Expenses related to organizing the corporation have been recorded as an asset and will be amortized over 5 years on a straight-line basis.

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due for financial and income tax reporting.

Note 3: Property and Equipment

                                        1999         1998

Computer Equipment                    $19,688      $16,841

Accumulated Depreciation              (13,010)      (6,760)
                                      -------      -------

Book Value                            $ 6,678      $10,081
                                      =======      =======

Depreciation expense for 1999 and 1998 was 6,251 and $4,767, respectively.

Note 4: Leasing Arrangements

The Company conducts its operations from a facility that is leased under two-year operating lease expiring in June 2002. The month to month leasing agreement stipulates a monthly rate of $1,511. The future minimum lease payments are as follows:

         2000:     $14,632
         2001:      18,132
         2002:      18,132

Rent expense for 1999 and 1998 was $10,207 and $5,037, respectively.

Note 5: Concentration of Risk

The Company receives primarily all of its revenues from web hosting and web development for religious organizations. If significant policy changes are made by the sponsors or mandated by federal regulatory changes, the amount of revenues The Company receives could be reduced and could have an adverse impact on The Company's operations. Management is not aware of any actions that will adversely affect the amount of revenue The Company will receive in the next year.

Note 6: Related Party Transactions

The Company's sole stockholder funded its working capital needs since inception. The amounts Due to Stockholder were $57,015 and $55,005 as of December 31, 1999 and 1998, respectively. The amount Due to Stockholder is unsecured, does not bear interest, and is payable on demand.

Note 7: Net Operating Loss Carryforward

The Company has elected to carryforward operating losses. Net operating loss carryforwards at December 31, 1999 and 1998 were $66,948 and $40,222, respectively.

Note 8: Subsequent Events

In January 2000, the Company entered into an agreement with Maxx International, Inc., a publicly traded company, to sell all its stock in exchange for 14% of the stock in Maxx International, Inc. This transaction was consummated on March 27, 2000.

As part of the purchase agreement, Maxx International, Inc. agreed to fund working capital of $100,000 per month for twelve months. These payments commenced in February 2000 and as of May 31, 2000, $250,000 had been funded.

                    AREA INVESTMENT AND DEVELOPMENT COMPANY
                            PRO FORMA BALANCE SHEET
                               DECEMBER 31, 1999

                                     ASSETS

Current Assets:

        Cash                                                          $  127,394
        Accounts Receivable                                                2,166
        Compact Disc and Video Production Costs                          316,914
                                                                      ----------

                Total Current Assets                                     446,474

        COMPUTER EQUIPMENT AND LEASEHOLD
          IMPROVEMENTS , Net of  Accumulated
          Depreciation and Amortization                                    6,678
        BOOK RIGHTS,Net of  Accumulated Amortization                     513,094
        ORGANIZATION COSTS, Net of
          Accumulated Amortization                                        22,966
        GOODWILL, Net of  Accumulated Amortization                        37,222
                                                                      ----------

                TOTAL ASSETS                                          $1,026,434
                                                                      ==========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:

        Accounts Payable and Accrued Expenses                         $   41,407
        Income Taxes Payable                                                 800
        Note Payable, Current                                              5,286
        Loan Payable, Former Stockholder                                  57,015
        Loans Payable                                                  1,889,768
                                                                      ----------

                Total Current Liabilities                              1,994,276
                                                                      ----------

Stockholders' Equity:

        Common Stock, $0.01 Par Value, 50,000,000 Authorized,
          9,048,171 Shares Issued and Outstanding                         90,482
        Additional Paid-in Capital                                       116,700
        Accumulated Deficit                                           -1,175,024
                                                                      ----------

                Total Stockholders' Equity                              -967,842
                                                                      ----------

                TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            $1,026,434
                                                                      ==========

                    AREA INVESTMENT AND DEVELOPMENT COMPANY
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


INCOME

      Net Sales                                                       $  130,937
      Interest Income                                                        489
                                                                      ----------

GROSS INCOME                                                             131,426
                                                                      ----------

EXPENSES

      General and Administrative                                       1,209,268
                                                                      ----------

                      Total Expenses                                   1,209,268
                                                                      ----------

LOSS FROM OPERATIONS                                                  -1,077,842
                                                                      ----------

NET LOSS                                                             -$1,077,842
                                                                      ==========

BASIC LOSS PER SHARE                                                      -$0.14
                                                                      ==========

WEIGHTED AVERAGE NUMBER
 OF SHARES OUTSTANDING                                                 7,634,474
                                                                      ==========

                     AREA INVESTMENT AND DEVELOPMENT COMPANY
                        PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2000



INCOME

        Net Sales                                                     $   56,821
        Interest Income                                                      280
                                                                      ----------

GROSS INCOME                                                              57,101
                                                                      ----------

EXPENSES

        General and Administrative                                     1,047,899
                                                                      ----------

        Total Expenses                                                 1,047,899
                                                                      ----------

LOSS FROM OPERATIONS                                                    -990,798
                                                                      ----------

NET LOSS                                                               -$990,798
                                                                      ==========

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, this 10th day of October, 2000.

                                            MAXX INTERNATIONAL, INC.


                                            By:     /s/ Adley Samson
                                                ----------------------------
                                                   Adley Samson, C.F.O.